FIRST AMENDMENT AGREEMENT


                  AGREEMENT dated as of December 16, 1996, among SWISHER INTERNATIONAL, INC., SWISHER INTERNATIONAL GROUP INC., the several banks and financial institutions from time to time parties to the Credit Agreement (as defined below), BANK OF BOSTON CONNECTICUT, as Administrative Agent and SOCIETE GENERALE, as Documentation Agent.

                                   Background

                  A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Second Amended and Restated Credit Agreement dated as of October 28, 1996, among Swisher International, Inc., Swisher International Group Inc. (the "Parent"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "Lenders"), Bank of Boston Connecticut, as Administrative Agent (the "Administrative Agent") and Societe Generale, as Documentation Agent (as amended, modified or supplemented from time to time, the "Credit Agreement").

                  B. Each of the Parent and Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as hereinafter set forth.

                  C. The Administrative Agent and the Required Lenders have agreed to the request of the Parent and the Borrower subject to the terms and conditions of this Agreement.

                                    Agreement

         In consideration of the Background, which is incorporated by reference, the parties hereto, intending to be legally bound, agree as follows:

         1. Modifications. All the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that:

                           (a) the following definition of "Change of Control"
is hereby added to Section 1.1 of the Credit Agreement:

                           "Change of Control": the occurrence of any of
                  the following events: (a) any "Person" (as such term is defined in Sections 13(d) and 14(d) of the Exchange
                  Act), other than one or more Permitted Holders controls directly or indirectly of more than 15% of the total voting power of the



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                  Voting Stock of the Parent; (b) the Permitted Holders
                  "beneficially own" (as such term has the meaning within the context of Rules 13d-3 and 13d-5), directly or indirectly, in the aggregate less than 50.1% total voting power of the Voting Stock of the Parent; or (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Parent (together with any new directors whose selection by such Board of Directors or whose nomination for election by the shareholders of the Parent was approved by vote of 66-2/3% of the directors of the Parent then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Parent then in office.

                           (b) the following definition of "Exchange Act" is
hereby added to Section 1.1 of the Credit Agreement:

                           "Exchange Act": the Securities Exchange Act of
                  1934, as amended.

                           (c) the following definition of "Permitted Holders"
is hereby added to Section 1.1 of the Credit Agreement:

                           "Permitted Holders": William Ziegler, III, the
                  Trust under the Will of Helen M. Rivoire for the benefit of William Ziegler, III and the Trust under the Will of William Ziegler, Jr. for the benefit of William Ziegler, III, and the respective heirs, administrators, personal representatives, successors and assigns of each of them.

                           (d) the following definition of "Voting Stock" is
hereby added to Section 1.1 of the Credit Agreement:

                           "Voting Stock": of a corporation means all
                  classes of Capital Stock of such corporation then outstanding and normally entitled to vote in the election of directors.

                           (e) Section 7(k) of the Credit Agreement is deleted
and the following is substituted therefor:



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                      (k) a Change of Control shall occur;

                           2. Conditions Precedent. This Agreement shall not be
effective until such date, if any, as each of the following conditions precedent shall have been fulfilled:

                           (a) this Agreement shall have been duly executed by
the parties hereto;

                           (b) the Required Lenders shall have consented to the
execution of this Agreement hereof by the Administrative Agent; and

                           (c) the Administrative Agent shall have received such
other agreements and instruments as the Administrative Agent shall require.

         3. Reaffirmation By Borrower. The Borrower acknowledges and agrees, and reaffirms, that it is legally, validly and enforceably indebted to the Lenders under the Revolving Credit Notes, the A Term Notes, the B Term Notes and the Swing Line Note, without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lenders for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Revolving Credit Notes, the A Term Notes, the B Term Notes, the Swing Line Note and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects. The Borrower represents that except as set forth in the Credit Agreement, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or the Guarantor is a party, that materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or the Guarantor to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated April 9, 1996, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

         4. Reaffirmation by Guarantors. The Guarantor acknowledges that it is legally and validly indebted to the Lenders or the Administrative Agent under the Guaranty without defense, counterclaim or offset. The Guarantor affirms that the Guaranty remains in full force and effect and acknowledges that the Guaranty encompasses, without limitation, the amount of the Revolving Credit Loans, the A Term Loans, the B Term Loans and the Swing Line Loan.

         5. Other Representations By Borrower and Guarantor. The Borrower and the Guarantor each represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Administrative Agent has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Document are in full force and effect and enforceable against the Borrower and Guarantor



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in accordance with the terms thereof. The Borrower and the Guarantor each represents and confirms that as of the date hereof, each has no claim or defense (and the Borrower and the Guarantor each hereby waive every claim and defense) against the Administrative Agent and the Lenders arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Revolving Credit Loans, the A Term Loans, the B Term Loans or the Swing Line Loan and the remedies provided for under the Loan Documents.

         6. No Waiver By Lenders. The Borrower and the Guarantor each acknowledges that (a) by the execution by each of this Agreement, neither the Administrative Agent nor the Lenders are waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower or the Guarantor under the Loan Documents and (b) the Administrative Agent and the Lenders reserve all rights and remedies available to them under the Loan Documents and otherwise.

         7.       Miscellaneous.

                           (a) This Agreement may be executed by one or more of
the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                           (b) This Agreement and the right and obligations of
the parties hereunder shall be governed by and construed in accordance with, the laws of the State of New York.

                           (c) This Agreement shall be deemed a Loan Document
under the Credit Agreement for all purposes.



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                  The parties hereto have caused this Agreement to be duly
executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                             SWISHER INTERNATIONAL, INC.

                             By:   /s/ Robert A. Britton
                                   --------------------------------
                                   Robert A. Britton
                                   Title:  Vice President and Chief
                                           Financial Officer


                             SWISHER INTERNATIONAL GROUP INC.


                             By:   /s/ Robert A. Britton
                                   --------------------------------
                                   Robert A. Britton
                                   Title:  Vice President


                             BANK OF BOSTON CONNECTICUT, as
                             Administrative Agent, Lender, Issuing Lender and Swing Line Lender


                             By:   /s/ Richard J. Klouda
                                   --------------------------------
                                   Richard J. Klouda
                                   Title:  Vice President


                             SOCIETE GENERALE, as
                             Documentation Agent and Lender


                             By:   /s/ Rick Rinner
                                   --------------------------------
                                   Rick Rinner
                                   Title:  Assistant Vice President




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                             Other Lenders:
                             SANWA BUSINESS CREDIT CORPORATION


                             By:   /s/ Peter L. Skenk
                                   --------------------------------
                                   Name: Peter L. Skenk
                                   Title:   Vice President


                             CREDIT LYONNAIS CAYMAN ISLAND
                             BRANCH


                             By:   /s/ Attila Koc
                                   --------------------------------
                                   Name: Attila Koc
                                   Title: Vice President


                             LEHMAN COMMERCIAL PAPER, INC.


                             By:   /s/ Michele Swanson
                                   --------------------------------
                                   Name: Michele Swanson
                                   Title: Authorized Signatory


                             THE ROYAL BANK OF SCOTLAND PLC


                             By:   /s/ Derek Bonnar
                                   --------------------------------
                                   Name: Derek Bonnar
                                   Title: Vice President


                             IMPERIAL BANK


                             By:   /s/ Ray Vadalma
                                   --------------------------------
                                   Name: Ray Vadalma
                                   Title: Senior Vice President




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                             SOUTHERN PACIFIC THRIFT AND LOAN
                             ASSOCIATION


                             By:   /s/ Chris Kelleher
                                   --------------------------------
                                   Name: Chris Kelleher
                                   Title: Vice President


                             MELLON BANK, N.A.


                             By:   /s/ Frank P. Mohapp
                                   --------------------------------
                                   Name: Frank P. Mohapp
                                   Title: Vice President


                             CRESCENT MACH I PARTNERS, L.P.
                             By:  TCW ASSET MANAGEMENT COMPANY,
                                      its Attorney-in-Fact


                             By:   /s/ Justin Driscoll
                                   --------------------------------
                                   Name: Justin Driscoll
                                   Title:   Vice President


                             PENNSYLVANIA LIFE INSURANCE
                             COMPANY
                             By: TCW ASSET MANAGEMENT COMPANY,
                                      its Attorney-in-Fact


                             By:   /s/ Justin Driscoll
                                   --------------------------------
                                   Name: Justin Driscoll
                                   Title: Vice President


                             COBANK ACB


                             By:   /s/ Antony Bahr
                                   --------------------------------
                                   Name: Antony Bahr
                                   Title:   Vice President


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